SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   Form 8-K/A

                                 Amendment No. 2

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 1996


                           Lafayette Industries, Inc.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                  0-25384                       11-3190678
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation              File No.)                Identification No.)


                160 Broadway, Suite 901, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500.

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Item 7.  Financial Statements and Exhibits.

     1.1   Consolidated financial statements of SES Holdings Corp.
            ("SESH")(1)

           Report of Independent Certified Public Accountants
           Consolidated Balance Sheets at December 31. 1995 and 1994 Consolidated Statements of Operations and Accumulated Deficit
            for the years ended  December  31, 1995 and 1994
           Consolidated Statements of Cash Flows for the years ended December
            31, 1995 and 1994
           Notes to Consolidated Financial Statements

     1.2   Financial statements of WWR Technologies, Inc. ("WWR")(1)

           Report of Independent  Certified  Public  Accountants
           Balance Sheet at December 31, 1995
           Statements of Operations for the year ended December 31, 1995 Statement of Stockholder's Deficit for the year ended December
            31, 1995
           Statements of Cash Flows for the year ended December 31, 1995 Notes to Financial Statements

     2.    The pro forma financial statements of the Registrant, SESH and WWR
            (1).

           Unaudited  Pro Forma  Combined  Balance Sheet at September 30,
            1996.
           Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1996.
           Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1995.

     3.1 Agreement (the "Agreement") dated as of December 20, 1996, by and among SIS Capital Corp., DLB, Inc., Lewis S. Schiller and Lafayette Industries, Inc.(1)

     3.2   Exhibits to the Agreement(2)

     3.3 Certificate of Designation of Lafayette Industries, Inc. setting forth the rights, preferences and privileges of the holders of the Series A Convertible Preferred Stock and the Series B Redeemable Preferred Stock.(1)

     3.4 Agreement dated as of December 1, 1996, between SES Holdings Corp. and The Trinity Group, Inc.(1)

     3.5    Form of Regulation S Subscription Agreement.(1)

     3.6 Letter dated February 13, 1997 from Lazar, Levine & Company LLP to the Commission.

(1)   Previously filed.

(2)   To be filed by amendment.

                                      - 1 -
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LAFAYETTE INDUSTRIES, INC.


                                         LEWIS S. SCHILER
                                         ----------------
Date: February 27, 1997                  Lewis S. Schiller
                                         Chairman and Chief Executive Officer

Exhibit 3.6

                          Lazar, Levine & Company LLP
                          Certified Public Accountants


Melvin F. Lazar, CPA                              350 Fifth Avenue - Suite 6820
Neil J. Weisbrod, CPA                                  New York, NY  10118-0179
Henry B. Guberman, CPA                                           (212) 736-8466
Amiram (Kiki) Bielory, CPA                                  Fax: (212) 629-3219
Ted M. Felix, CPA
Barry J. Schreiber, CPA
Michael Dinkes, CPA                                          4 Becker Farm Road
                                                            Roseland, NJ  07068
                                                                 (201) 533-1040
                                                            Fax: (201) 535-1603
                                February 13, 1997



Securities and Exchange Commission
Washington, D.C.  20549

Re: Lafayette Industries, Inc.
    File No. 0-25384

Dear Sir or Madam:

Effective today we were notified by the above named registrant that they had filed a Form 8-K, Item 4, on January 30, 1997.

We received a copy of such 8-K today, and we have read item 4 and agree with the statements contained therein.




                                           Very Truly Yours,

                                           /S/ Lazar, Levine & Company LLP
                                           -------------------------------
                                           LAZAR, LEVINE & COMPANY LLP

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